(m) Calculation of Illustrations for VUL 5 / VUL 5 - ES

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $12,679.13
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $10,220.71
+ Annual Premium*                                      $ 3,500.00
- Premium Expense Charge**                             $   140.00
- Monthly Deduction***                                 $   768,63
- Mortality & Expense Charge****                       $     0.00
+ Hypothetical Rate of Return*****                     ($  132.96)
                                                       ----------
=                                                      $   12,679  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $44.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               -------
1                   $ 12.54
2                   $ 12.54
3                   $ 12.54
4                   $ 12.55
5                   $ 12.55
6                   $ 12.55
7                   $ 12.55
8                   $ 12.56
9                   $ 12.56
10                  $ 12.56

11                  $ 12.56
12                  $ 12.57
Total               $150.63

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
1                   ($ 11.65)
2                   ($ 11.21)
3                   ($ 11.52)
4                   ($ 11.08)
5                   ($ 11.39)
6                   ($ 11.32)
7                   ($ 10.17)
8                   ($ 11.19)
9                   ($ 10.77)
10                  ($ 11.07)
11                  ($ 10.65)
12                  ($ 10.94)

Total               ($132.96)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,679.13
- Year 5 Surrender Charge       $ 7,976.00
                                ----------
=                               $    4,703 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $15,292.86
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $11,956.89
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   140.00
- Monthly Deduction***                  $   767.76
- Mortality & Expense Charge****        $     0.00
+ Hypothetical Rate of Return*****      $   743.73
                                        ----------
=                                       $   15,293 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $44.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               -------
1                   $ 12.48
2                   $ 12.48
3                   $ 12.48
4                   $ 12.48
5                   $ 12.48
6                   $ 12.48
7                   $ 12.48
8                   $ 12.48
9                   $ 12.48
10                  $ 12.48
11                  $ 12.48
12                  $ 12.48

Total               $149.76

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
1                   $  63.21
2                   $  61.17
3                   $  63.20
4                   $  61.15
5                   $  63.18
6                   $  63.18
7                   $  57.05
8                   $  63.15
9                   $  61.10
10                  $  63.13
11                  $  61.09
12                  $  63.12

Total               $ 743.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                     $15,292.86
- Year 5 Surrender Charge               $ 7,976.00
                                        ----------
=                                       $    7,317 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $18,363.80
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $13,916.81
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   140.00
- Monthly Deduction***                  $   766.84
- Mortality & Expense Charge****        $     0.00
+ Hypothetical Rate of Return*****      $ 1,853.83
                                        ----------
=                                       $   18,364 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $44.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              -------
1                  $ 12.42
2                  $ 12.42
3                  $ 12.41
4                  $ 12.41
5                  $ 12.41
6                  $ 12.40
7                  $ 12.40
8                  $ 12.40
9                  $ 12.40
10                 $ 12.39
11                 $ 12.39
12                 $ 12.39

Total              $148.84

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----             ---------
1                 $  153.11
2                 $  148.92
3                 $  154.66
4                 $  150.43
5                 $  156.24
6                 $  157.06
7                 $  142.55
8                 $  158.59
9                 $  154.26
10                $  160.23
11                $  155.87
12                $  161.91

Total             $1,853.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $ 18,363.80
- Year 5 Surrender Charge         $  7,976.00
                                  -----------
=                                 $    10,388 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $93,575.23
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $75,590.63
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $ 1,000.00
- Monthly Deduction***              $ 5,037.12
- Mortality & Expense Charge****    $     0.00
+ Hypothetical Rate of Return*****  ($  978.29)
                                    ----------
=                                   $   93,575 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $322.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                     COI
-----                  ---------
1                      $   90.13
2                      $   90.15
3                      $   90.18
4                      $   90.20
5                      $   90.22
6                      $   90.25
7                      $   90.27
8                      $   90.30
9                      $   90.32
10                     $   90.34
11                     $   90.37
12                     $   90.39

Total                  $1,083.12

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                  Interest
-----                 ---------
1                      ($85.47)
2                      ($82.29)
3                      ($84.60)
4                      ($81.45)
5                      ($83.73)
6                      ($83.30)
7                      ($74.85)
8                      ($82.44)
9                      ($79.36)
10                     ($81.57)
11                     ($78.53)
12                     ($80.71)

Total                 ($978.29)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $93,575.23
- Year 5 Surrender Charge           $44,840.00
                                    ----------
=                                   $   48,735 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $112,754.06
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $88,312.64
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,000.00
- Monthly Deduction***                $5,028.17
- Mortality & Expense Charge****          $0.00
+ Hypothetical Rate of Return*****   $ 5,469.59
                                     ----------
=                                    $  112,754  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $322.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                    COI
-----                 ---------
1                     $   89.52
2                     $   89.52
3                     $   89.52
4                     $   89.52
5                     $   89.52
6                     $   89.51
7                     $   89.51
8                     $   89.51
9                     $   89.51
10                    $   89.51
11                    $   89.51
12                    $   89.51

Total                 $1,074.17

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                  Interest
-----                  ---------
1                      $  463.72
2                      $  448.91
3                      $  464.03
4                      $  449.21
5                      $  464.34
6                      $  464.53
7                      $  419.66
8                      $  464.72
9                      $  449.72
10                     $  465.04
11                     $  450.19
12                     $  465.36

Total                  $5,469.59

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $112,754.06
- Year 5 Surrender Charge         $ 44,840.00
                                  -----------
=                                 $    67,914 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $135,273.23
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $102,664.50
+ Annual Premium*                   $ 25,000.00
- Premium Expense Charge**          $  1,000.00
- Monthly Deduction***              $  5,017.90
- Mortality & Expense Charge****    $      0.00
+ Hypothetical Rate of Return*****  $ 13,626.64
                                    -----------
=                                   $   135,273 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $322.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                     COI
-----                  ---------
1                      $   88.84
2                      $   88.81
3                      $   88.78
4                      $   88.74
5                      $   88.71
6                      $   88.68
7                      $   88.64
8                      $   88.61
9                      $   88.58
10                     $   88.54
11                     $   88.50
12                     $   88.47

Total                  $1,063.90

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                  ----------
1                      $ 1,122.98
2                      $ 1,092.66
3                      $ 1,135.24
4                      $ 1,104.64
5                      $ 1,147.73
6                      $ 1,154.22
7                      $ 1,047.98
8                      $ 1,166.37
9                      $ 1,135.02
10                     $ 1,179.40
11                     $ 1,147.74
12                     $ 1,192.66

Total                  $13,626.64

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $135,273.23
- Year 5 Surrender Charge         $ 44,840.00
                                  -----------
=                                 $    90,433 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $9,698.38
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $7,869.73
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**           $  140.00
- Monthly Deduction***               $1,362.60
- Mortality & Expense Charge****     $   63.15
+ Hypothetical Rate of Return*****   ($ 105.61)
                                     ---------
=                                    $   9,698 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $54.80 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 43.67
2                        $ 43.69
3                        $ 43.70
4                        $ 43.71
5                        $ 43.73
6                        $ 43.74
7                        $ 43.76
8                        $ 43.77
9                        $ 43.79
10                       $ 43.80
11                       $ 43.81
12                       $ 43.83

Total                    $525.00

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                         ($9.58)
2                         ($9.16)
3                         ($9.35)
4                         ($8.95)
5                         ($9.13)
6                         ($9.02)
7                         ($8.05)
8                         ($8.80)
9                         ($8.41)
10                        ($8.58)
11                        ($8.20)
12                        ($8.37)

Total                   ($105.61)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $9,698.38
- Year 5 Surrender Charge         $7,976.00
                                  ---------
=                                 $   1,722 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $11,811.00
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $9,291.99
+ Annual Premium*                   $3,500.00
- Premium Expense Charge**          $  140.00
- Monthly Deduction***              $1,360.25
- Mortality & Expense Charge****    $   73.62
+ Hypothetical Rate of Return*****  $  592.88
                                    ---------
=                                   $  11,811 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $54.80 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 43.51
2                        $ 43.52
3                        $ 43.53
4                        $ 43.53
5                        $ 43.54
6                        $ 43.55
7                        $ 43.56
8                        $ 43.57
9                        $ 43.57
10                       $ 43.58
11                       $ 43.59
12                       $ 43.60

Total                    $522.65

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   --------
1                       $  51.94
2                       $  49.99
3                       $  51.37
4                       $  49.44
5                       $  50.80
6                       $  50.51
7                       $  45.36
8                       $  49.92
9                       $  48.03
10                      $  49.33
11                      $  47.46
12                      $  48.75

Total                   $ 592.88

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $11,811.00
- Year 5 Surrender Charge          $ 7,976.00
                                   ----------
=                                  $    3,835 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $14,303.58
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,903.73
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   140.00
- Monthly Deduction***               $ 1,357.56
- Mortality & Expense Charge****     $    85.69
+ Hypothetical Rate of Return*****   $ 1,483.10
                                     ----------
=                                    $   14,304 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $54.80 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 43.33
2                        $ 43.33
3                        $ 43.33
4                        $ 43.33
5                        $ 43.33
6                        $ 43.33
7                        $ 43.33
8                        $ 43.33
9                        $ 43.33
10                       $ 43.33
11                       $ 43.33
12                       $ 43.33

Total                    $519.96

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                  Interest
-----                  ---------
1                      $  125.81
2                      $  121.78
3                      $  125.87
4                      $  121.84
5                      $  125.93
6                      $  125.98
7                      $  113.79
8                      $  125.98
9                      $  121.95
10                     $  126.04
11                     $  122.01
12                     $  126.11

Total                  $1,483.10

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $14,303.58
- Year 5 Surrender Charge         $ 7,976.00
                                  ----------
=                                 $    6,328 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $73,915.38
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $60,246.12
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $ 1,000.00
- Monthly Deduction***              $ 9,055.10
- Mortality & Expense Charge****    $   476.98
+ Hypothetical Rate of Return*****  ($  798.66)
                                    ----------
=                                   $   73,915 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $404.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                     COI
-----                  ---------
1                      $  334.76
2                      $  334.91
3                      $  335.06
4                      $  335.21
5                      $  335.37
6                      $  335.52
7                      $  335.67
8                      $  335.82
9                      $  335.97
10                     $  336.12
11                     $  336.27
12                     $  336.42

Total                  $4,027.10

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   ---------
1                        ($71.92)
2                        ($68.87)
3                        ($70.42)
4                        ($67.43)
5                        ($68.94)
6                        ($68.19)
7                        ($60.92)
8                        ($66.71)
9                        ($63.84)
10                       ($65.23)
11                       ($62.41)
12                       ($63.76)

Total                   ($798.66)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $73,915.38
- Year 5 Surrender Charge         $44,840.00
                                  ----------
=                                 $   29,075 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $89,862.15
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $70,963.81
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,000.00
- Monthly Deduction***               $ 9,027.49
- Mortality & Expense Charge****     $   555.88
+ Hypothetical Rate of Return*****   $ 4,481.68
                                     ----------
=                                    $   89,862 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $404.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                     COI
-----                  ---------
1                      $  332.89
2                      $  332.96
3                      $  333.03
4                      $  333.10
5                      $  333.18
6                      $  333.25
7                      $  333.32
8                      $  333.40
9                      $  333.48
10                     $  333.55
11                     $  333.63
12                     $  333.70

Total                  $3,999.49

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                  Interest
-----                  ---------
1                      $  390.25
2                      $  375.99
3                      $  386.80
4                      $  372.64
5                      $  383.32
6                      $  381.60
7                      $  343.04
8                      $  377.99
9                      $  364.08
10                     $  374.45
11                     $  360.64
12                     $  370.88

Total                  $4,481.68

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $89,862.15
- Year 5 Surrender Charge          $44,840.00
                                   ----------
=                                  $   45,022 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $108,659.86
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $83,096.85
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $ 1,000.00
- Monthly Deduction***              $ 8,995.68
- Mortality & Expense Charge****    $   646.84
+ Hypothetical Rate of Return*****  $11,205.52
                                    ----------
=                                   $  108,660 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $404.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                     COI
-----                  ---------
1                      $  330.76
2                      $  330.74
3                      $  330.72
4                      $  330.69
5                      $  330.67
6                      $  330.65
7                      $  330.62
8                      $  330.61
9                      $  330.59
10                     $  330.57
11                     $  330.54
12                     $  330.52

Total                  $3,967.68

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month                  Interest
-----                 ----------
1                     $   945.49
2                     $   916.09
3                     $   947.76
4                     $   918.30
5                     $   950.07
6                     $   951.37
7                     $   860.12
8                     $   953.19
9                     $   923.59
10                    $   955.58
11                    $   925.93
12                    $   958.02

Total                 $11,205.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $108,659.86
- Year 5 Surrender Charge          $ 44,840.00
                                   -----------
=                                  $    63,820 (rounded to the nearest dollar)